EXHIBIT 10.4

     THIS PREFERRED STOCK PURCHASE AGREEMENT (this "Agreement"), is made and entered into as of the 1st day of June, 2002, between Assure Energy, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Company"), and the purchasers listed on SCHEDULE 1 hereto (the "Purchasers").

     WHEREAS, subject to the terms and conditions set forth in this Agreement, the Company desires to issue and sell to the Purchasers and the Purchasers desires to acquire from the Company, shares of the Company's Series A Convertible Preferred Stock, par value $.0001 per share (the "Series A Preferred Stock"), with an aggregate stated value of One Million Seven Hundred Fifty Thousand Dollars ($1,750,000).

     IN CONSIDERATION of the mutual covenants contained in this Agreement, the Company and each Purchaser agree as follows:

                                    ARTICLE 1

                               CERTAIN DEFINITIONS
                               -------------------

     1.1          Certain Definitions.  As used in this Agreement, and unless
                  -------------------
the context requires a different meaning, the following terms have the meanings indicated:

     "Agreement"  shall have the meaning set forth in the introductory paragraph
      ---------
of  this  Agreement.

     "Business  Day"  means  any  day  except Saturday, Sunday and any day which
      -------------
shall be a legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other government actions to close.

     "Certificate  of  Designation"  means the Certificate of Designation of the
      ----------------------------
Series  A  Convertible Preferred Stock, in the form of EXHIBIT A annexed hereto.

     "Commission"  means  the  Securities  and  Exchange  Commission.
      ----------

     "Common Stock" means shares of the Company's common stock,  par value $.001
      ------------
per share.

     "Company"  shall  have the meaning set forth in the introductory paragraph.
      -------

     "Conversion  Date"  shall  have the meaning set forth in the Certificate of
      ----------------
Designation.

     "Conversion  Price"  shall have the meaning set forth in the Certificate of
      -----------------
Designation.

     "Exchange  Act"  means  the  Securities  Exchange  Act of 1934, as amended.
      -------------

     "Losses"  shall  have  the  meaning  set  forth  in  Section 4.4(a) hereof.
      ------

     "Material" shall mean having a financial consequence in excess of $100,000.
      --------

     "Material  Adverse  Effect"  shall  have  the  meaning set forth in Section
      -------------------------
3.1(a).

     "NASD"  means  the  National  Association  of  Securities  Dealers,  Inc.
      ----

     "Notice  of  Conversion"  shall  have  the  meaning  set forth in EXHIBIT B
      ----------------------
annexed  hereto.

     "Notice  of Exercise" shall have the meaning set forth in EXHIBIT B annexed
      -------------------
hereto.

     "OTCBB"  shall  mean  the  NASD  over-the  counter  Bulletin  Board(R).
      -----

     "Person"  means  an  individual  or  a  corporation,  partnership,  trust,
      ------
incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

     "Purchase  Price"  shall  have  the  meaning  set  forth in Section 2.1(b).
      ---------------

     "Purchasers"  shall  have  the  meaning  set  forth  in  the  introductory
      ----------
paragraph.

     "Securities  Act"  means  the  Securities  Act  of  1933,  as  amended.
      ---------------

     "Series A Preferred Stock" shall have the meaning set forth in the recital.
      ------------------------

     "Shares"  shall  have  the  meaning  set  forth  in  Section  2.1(a).
      ------

     "Subsidiaries"  shall  have  the  meaning  set  forth  in  Section  3.1(a).
      ------------

                                   ARTICLE II

                PURCHASE AND SALE OF CONVERTIBLE PREFERRED SHARES
                -------------------------------------------------

     2.1     Purchase and Sale; Terms of Convertible Preferred Shares.
             ---------------------------------------------------------

            (a) Subject to the terms and conditions set forth herein, the Company shall issue and sell and the Purchasers shall purchase an aggregate of One Million Seven Hundred Fifty Thousand Dollars ($1,750,000) of Series A Preferred Stock (the "Shares"). The Shares shall have the respective rights, preferences and privileges as set forth in the Certificate of Designation to be filed by the Company with the Secretary of State of Delaware as soon as practicable following the execution of this Agreement, in the form annexed hereto as Exhibit A. These rights, preferences, and privileges include (i) the right to receive a 5% cumulative dividend, payable annually, in cash or common stock of the Company, at the Company's option; (ii) the right of the Company to redeem the Shares, at any time after the date of issuance, upon twenty one (21) days prior written notice of redemption to the holder, at a price of $105 per

Share plus all accrued but unpaid dividends; (iii) automatic redemption by the Company on the fifth anniversary of the date of issuance at a price of $105 per Share plus all accrued but unpaid dividends; (iv) the right of the holder to convert Share principal into units of the Company, at the conversion price then in effect, at any time within 15 days of the holder's receipt of a notice of redemption from the Company or at any time commencing on the second anniversary of the date of issuance, each unit consisting of one share of the Company's common stock (the "Unit Shares") and one common stock purchase warrant exercisable to purchase one share of the Company's common stock (the "Warrant Shares") at a price of $1.75 per share at any time during the four (4) year period commencing one year from the date of issuance of the units. The initial conversion price is $1.50 of Share principal for each unit.

     The purchase price for each Share shall be $100 (the "Per Share Consideration"). The Per Share Consideration multiplied by the number of Shares to be purchased by the Purchasers as set forth in SCHEDULE 1 is referred to as the "Purchase Price".

                                   ARTICLE III

                          REPRESENTATIONS AND WARRANTS

     3.1     Representations, Warranties and Agreements of the Company.  The
             ---------------------------------------------------------
Company hereby makes the following representations and warranties to the Purchasers, all of which shall survive the Closing:

          (a)     Organization and Qualification.  The Company is a corporation,
                  ------------------------------
duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company has no subsidiaries other than Assure Oil & Gas Corp., and Inventoy.com International, Inc. (collectively, the "Subsidiaries"). Each of the Subsidiaries is a corporation, duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with the full corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. Each of the Company and the Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not, individually or in the aggregate, have a material adverse effect on the results of operations, assets, prospects, or financial condition of the Company and the Subsidiaries, taken as a whole (a "Material Adverse Effect").

          (b)     Authorization,  Enforcement.  The  Company  has  the requisite
                  ---------------------------
corporate power and authority to enter into and to consummate the transactions contemplated hereby and to otherwise carry out its obligations hereunder. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby has been duly authorized by all necessary action on the part of the Company. This Agreement when delivered in accordance with the terms hereof will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

          (c)     Capitalization. The authorized, issued and outstanding capital
                  --------------
stock of the Company is set forth on SCHEDULE 3.1(C). No shares of the Series A Preferred Stock have been issued as of the date hereof. No shares of Common Stock are entitled to preemptive or similar rights, nor is any holder of the Common Stock entitled to preemptive or similar rights arising out of any agreement or understanding with the Company by virtue of this Agreement. Except as disclosed in SCHEDULE 3.1(C), there are no authorized or outstanding options, warrants, script, rights to subscribe to, registration rights, calls or commitments of any character whatsoever relating to, or, except as a result of the purchase and sale of the Series A Preferred Stock hereunder, securities, rights or obligations convertible into or exchangeable for, or giving any person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings, or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective Certificate of Incorporation, bylaws or other charter documents.

          (d)     Issuance  of  Shares.  The  Shares  have been duly and validly
                  --------------------
authorized for issuance, offer and sale pursuant to this Agreement and, when issued and delivered as provided hereunder against payment in accordance with the terms hereof, shall be valid and binding obligations of the Company enforceable in accordance with their respective terms. The Company has and at all times while the Shares are outstanding will continue to maintain an adequate reserve of shares of Common Stock to enable it to perform its obligations under this Agreement and the Certificate of Designation. When issued in accordance with the terms hereof, the underlying securities will be duly authorized, validly issued, fully paid and non-assessable.

          (e)     No Conflicts.  The execution, delivery and performance of this
                  ------------
Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not (i) conflict with or violate any provision of its Certificate of Incorporation or bylaws (each as amended through the date hereof) or (ii) be subject to obtaining any of the consents referred to in Section 3.1(f), conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or its Subsidiaries is subject (including, but not limited to, those of other countries and the federal and state securities laws and regulations), or by which any property or asset of the Company or its Subsidiaries is bound or affected, except in the case of clause (ii), such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect. The business of the Company and its Subsidiaries is not being conducted in violation of any law, ordinance or regulation of any governmental authority.

          (f)     Consents  and  Approvals.  Neither  the  Company  nor  any
                  ------------------------

Subsidiary is required to obtain any consent, waiver, authorization or order of, or make any filing or registration with, any court or other federal, state, local or other governmental authority in connection with the execution, delivery and performance by the Company of this Agreement, except for the filing of the Certificate of Designation with respect to the Series A Preferred Stock with the Secretary of State of Delaware, which filing shall be effected as soon as practicable following the execution of this Agreement.

          (g)     No  Default  or  Violation.  Neither  the  Company  nor  any
                  --------------------------
Subsidiary (i) is in default under or in violation of any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound, except such conflicts or defaults as do not have a Material Adverse Effect, (ii) is in violation of any order of any court, arbitrator or governmental body, except for such violations as do not have a Material Adverse Effect, or (iii) is in violation of any statute, rule or regulation of any governmental authority which could (individually or in the aggregate) (x) adversely affect the legality, validity or enforceability of this Agreement, (y) have a Material Adverse Effect or (z) adversely impair the Company's ability or obligation to perform fully on a timely basis its obligations under this Agreement.

          (h)     Certain  Fees.  No  fees  or commission will be payable by the
                  -------------
Company to any investment banker, broker, placement agent or bank with respect to the consummation of the transactions contemplated hereby.

          (i)     Reporting  Company.  The  Company  is subject to the reporting
                  ------------------
requirements of Section 13 or Section 15(d) of the Exchange Act, and the Company is current in its reporting requirements.

The Purchasers acknowledge and agree that the Company makes no representation or warranty with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.1 hereof.

     3.2     Representations and Warranties of the Purchasers.  Each Purchaser
             ------------------------------------------------
hereby separately represents and warrants to the Company as follows:

          (a)     Organization; Authority.  It the Purchaser is a corporation or
                  -----------------------
limited partnership, it is duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with the requisite corporate or partnership power and authority to enter into and to consummate the transactions contemplated hereby and otherwise to carry out its obligations hereunder. The acquisition of the Shares to be purchased by the Purchaser hereunder has been duly authorized by all necessary action on the part of the Purchaser. This Agreement has been duly executed and delivered by the Purchaser and constitutes the valid and legally binding obligation of the Purchaser, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to, or affecting generally the enforcement of, creditors rights and remedies or by other general principles of equity.

          (b)     Investment  Intent.  The Purchaser is acquiring the securities
                  ------------------
to be purchased by it hereunder for its own account for investment purposes only and not with a view to or for distributing or reselling such securities or any part thereof or interest therein, without prejudice, however, to such Purchaser's right, subject to the provisions of this Agreement, at all times to sell or otherwise dispose of all or any part of such securities in compliance with applicable federal and state securities laws.

          (c)     Purchaser  Status.  At  the time the Purchaser was offered the
                  -----------------
Shares to be acquired by it hereunder, it was and at the date hereof, it is an "accredited investor" as defined in Rule 501(a) under the Securities Act.

          (d)     Experience  of  Purchaser.  The  Purchaser has such knowledge,
                  -------------------------
sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of an investment in the securities to be acquired by it hereunder, and has so evaluated the merits and risks of such investment.

          (e)     Ability  of  Purchaser  to  Bear  Risk  of  Investment.  The
                  ------------------------------------------------------
Purchaser is able to bear the economic risk of an investment in the securities to be acquired by it hereunder and, at the present time, is able to afford a complete loss of such investment.

          (f)     Prohibited Transactions.  The securities to be acquired by the
                  -----------------------
Purchaser hereunder are not being acquired, directly or indirectly, with the assets of any "employee benefit plan," within the meaning of Section 3(3) of the Employment Retirement Income Security Act of 1974, as amended.

          (g)     Access  to  Information.  The Purchaser has full access to the
                  -----------------------
Company's filings with the Commission and acknowledges that it has been afforded
(i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the Shares offered hereunder and the merits and risks of investing in such Shares; (ii) access to information about the Company and the Company's financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment in such Shares; and
(iii) the opportunity to obtain such additional information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.

          (h)     Reliance.  The Purchaser understands and acknowledges that (i)
                  --------
the Shares being offered and sold to it hereunder are being offered and sold without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act under Section 4(2) of the Securities Act and (ii) the availability of such exemption depends in part on, and that the Company will rely upon the accuracy and truthfulness of, the foregoing representations and such Purchaser hereby consents to such reliance.

     The Company acknowledges and agrees that each Purchaser makes no representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 3.2.

                                   ARTICLE IV

                         OTHER AGREEMENTS OF THE PARTIES
                         -------------------------------


     4.1     Manner of Offering.  The Shares are being issued pursuant to
             ------------------
Section 4(2) of the Securities Act.   The Shares, the Unit Shares and the
Warrant Shares will bear restrictions on transfer, and will carry a restrictive legend with respect to the exemption from registration under the Securities Act. The transfer and resale of the Shares, the Unit Shares and the Warrant Shares may be made only pursuant to registration under the Securities Act or an exemption from such registration.

     4.2     Listing of Common Stock.  The Company shall (a) use its best
             -----------------------
efforts to maintain the listing of its Common Stock on the NASD OTCBB or such other exchange on which the Common Stock is then listed until expiration of the period during which the Shares may be converted.

     4.3     Conversion and Exercise Procedures.  EXHIBIT B attached hereto and
             ----------------------------------
made a part hereof sets forth the procedures with respect to the conversion of the Shares, including the forms of Notice of Conversion and Notice of Exercise to be provided upon conversion or exercise, instructions as to the procedures for conversion or exercise, the form of legal opinion, if necessary, that shall be rendered to the Company and such other information and instructions as may be reasonably necessary to enable the Purchaser or its permitted transferee(s) to exercise the right of conversion or exercise smoothly and expeditiously.

     4.4     Indemnification.
             ---------------

          (a) The Company shall, notwithstanding termination of this Agreement and without limitation as to time, indemnify and hold harmless each Purchaser and its respective officers, directors, agents, employees and affiliates, each Person who controls the Purchaser (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) (each such Person, a "Control Person") and the officers, directors, agents, employees and affiliates of each such Control Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and attorneys' fees) and expenses (collectively, "Losses"), as incurred, arising out of, or relating to, a breach or breaches of any representation, warranty, covenant or agreement by the Company under this Agreement.

          (b) Each Purchaser, severally and not jointly, shall notwithstanding termination of this Agreement and without limitation as to time, indemnify and hold harmless the Company, its officers, directors, agents and employees, each Control Person and the officers, directors, agents and employees of each Control Person, to the fullest extent permitted by applicable law, from and against any and all Losses, as incurred, arising out of, or relating to, a breach or breaches of any representation, warranty, covenant or agreement by the Purchaser under this Agreement.

     4.5     Merger or Consolidation.  Until all of the Shares have either been
             -----------------------
converted or redeemed, the Company and each Subsidiary will not, in a single transaction or a series of related transactions, (i) consolidate with or merge with or into any other Person, or (ii) permit any other Person to consolidate with or merge into it, unless either (A) the Company shall be the survivor of such merger or consolidation or (B) the surviving Person shall expressly assume by supplemental agreement all of the obligations of the Company under the Shares and this Agreement.

     4.6     Piggyback Registration Rights.  Piggyback registration rights shall
             -----------------------------
apply with regard to the Unit Shares and the Warrant Shares until such time that the Unit Shares and Warrant Shares may be sold pursuant to Rule 144 under the General Rules and Regulations under the Securities Act of 1933, as amended.
Such piggyback registration rights shall not be applicable however, to Company registration statements relating solely to (i) employee benefit plans or (ii) business combinations.

                                    ARTICLE V

                                  MISCELLANEOUS
                                  -------------

     5.1     Fees and Expenses.  Except as set forth in this Agreement, each
             -----------------
party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. Each Purchaser shall be responsible for any taxes payable by the Purchaser that may arise as a result of the investment hereunder or the transactions contemplated by this Agreement. Whether or not the transactions contemplated hereby and thereby are consummated or this Agreement is terminated, the Company shall pay (i) all costs, expenses, fees and all taxes incident to and in connection with: (A) the issuance and delivery of the Shares and, upon conversion thereof, the Unit Shares and the Warrant Shares, (B) the grant of piggyback registration rights, and (C) the preparation of certificates for the Shares and, upon conversion thereof, the Unit Shares and Warrant Shares (including, without limitation, printing and engraving thereof), (ii) all fees and expenses of counsel and accountants of the Company and (iii) all expenses and fees of listing on securities exchanges, if any.

     5.2     Entire Agreement; Amendments.  This Agreement, together with all of
             ----------------------------
the Exhibits and Schedules annexed hereto, contains the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, with respect to such matters. This Agreement shall be deemed to have been drafted and negotiated by both parties hereto and no presumptions as to interpretation, construction or enforceability shall be made by or against either party in such regard.

     5.3     Notices.  Any notice or other communication required or permitted
             -------
to be given hereunder shall be in writing and shall be deemed to have been duly given upon facsimile transmission (with written transmission confirmation report) at the number designated below (if delivered on a Business Day during normal business hours where such notice is to be received), or the first Business Day following such delivery (if delivered other than on a Business Day during normal business hours where such notice is to be received) whichever shall first occur. The addresses for such communications shall be:

          If  to  the  Company:     Assure  Energy,  Inc.
                                    c/o  Assure  Oil  &  Gas  Corp.
                                    The  Exchange  Tower
                                    Box  427,  130  King  Street  West
                                    Suite  1800
                                    Toronto,  Ontario,  Canada  M5X  1E3
                                    Attn:  Teresa  Chung-Wong
                                    Tel:   (416)  360-4681
                                    Fax:   (416)  360-3761

          With  copies  to:     Kaplan  Gottbetter  &  Levenson,  LLP
                                    630  Third  Avenue
                                    New  York,  NY  10017
                                    Attn:  Adam  S.  Gottbetter,  Esq.
                                    Tel:  (212)  983-6900
                                    Fax:  (212)  983-9210

          If  to  the  Purchaser:     See  SCHEDULE  1  attached  hereto

or such other address as may be designated hereafter by notice given pursuant to the terms of this Section 5.3.
                      ------------

     5.4     Amendments; Waivers.  No provision of this Agreement may be waived
             -------------------
or amended except in written instrument signed, in the case of an amendment, by both the Company and the Purchasers, or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

     5.5     Headings.  The headings herein are for convenience only, do not
             --------
constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

     5.6     Successors and Assigns.  This Agreement shall be binding upon and
             ----------------------
inure to the benefit of the parties and their respective successors and permitted assigns. The assignment by a party of this Agreement or any rights hereunder shall not affect the obligations of such party under this Agreement.

     5.7     No Third Party Beneficiaries.  This Agreement is intended for the
             ----------------------------
benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

     5.8     Governing Law; Venue; Service of Process.  The parties hereto
             ----------------------------------------
acknowledge that the transactions contemplated by this Agreement and the exhibits hereto bear a reasonable relation to the State of New York. The parties hereto agree that the internal laws of the State of New York shall govern this Agreement and the exhibits hereto. Any action to enforce the terms of this Agreement or any of its exhibits shall be brought exclusively in the state and/or federal courts situate in the County and State of New York. Service of process in any action by Purchaser to enforce the terms of this Agreement may be made by serving a copy of the summons and complaint, in addition to any other relevant documents, by commercial overnight courier to the Company at its address set forth in this Agreement.

     5.9     Survival.  The representations and warranties of the Company and
             --------
the Purchaser contained in Article III and the agreements and covenants of the parties contained in Article IV and this Article V shall survive the Closing (or any earlier termination of this Agreement).

     5.10     Counterpart Signatures.  This Agreement may be executed in two or
              ----------------------
more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

     5.11     Severability.  In case any one or more of the provisions of this
              ------------
Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

     5.12     Limitation of Remedies.  With respect to claims by the Company or
              ----------------------
any person acting by or through the Company for remedies at law or at equity relating to or arising out of a breach of this Agreement, liability, if any, shall, in no event, include loss of profits or incidental, indirect, exemplary, punitive, special or consequential damages of any kind.

     5.13     Omnibus Provision.  Anything contained herein notwithstanding, in
              -----------------
the event that the Common Stock ceases to be listed for trading on the OTCBB, then any reference thereto in this Agreement shall be deemed to be a reference to (a) the principal national securities exchange on which the Common Stock is then listed or admitted to trading, or (b) if the Common Stock is not then listed or admitted to trading on any national securities exchange, Nasdaq, or
(c) if the Common Stock is not then listed or admitted to trading on Nasdaq, then the over-the-counter market reported by the National Quotation Bureau Incorporated (or similar organization or agency succeeding to its functions of reporting prices).

                         [Signatures on following page]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first indicated above.

                                   Company:


                                   ASSURE ENERGY, INC.


                                   By:  /s/ Douglas Kaplan
                                        --------------------------
                                        Name: Douglas Kaplan
                                        Title: President


                                        Purchasers:


                                        PRIVATE INVESTMENT COMPANY, LTD


                                        By:  /s/ Martin Christen
                                             --------------------------
                                             Name: Martin Christen
                                             Title: President

                                        FIELDSTON TRADERS LIMITED


                                   By:  /s/ Erwin Sui
                                        --------------------------
                                        Name: Erwin Sui
                                        Title: Attorney-in-Fact

                                        BELESARIUS INDUSTRIES INC.


                                   By:  /s/ D.A. Kent
                                        --------------------------
                                        Name:  D. A. Kent
                                        Title:  President

                                   Schedule 1

                                   Purchasers
                                   ----------

Name and Address of Purchaser        Purchase Price   No. of  Shares
-----------------------------------  ---------------  ---------------
Private Investment Company Ltd.      $     1,250,000          12,500
Gretton House
Duke Street
P.O. Box 65
Grand Turk
Turk & Caicos Islands, BWI
-----------------------------------  ---------------  ---------------
Fieldston Traders Limited            $       250,000           2,500
1311 Howe Street, Suite 305
Vancouver, British Columbia V6Z 1R7
Canada
-----------------------------------  ---------------  ---------------
Belesarius Industries Inc.           $       250,000           2,500
P.O. Box F-42678
Freeport, Bahamas
-----------------------------------  ---------------  ---------------

                                 Schedule 3.1(c)

                                 Capitalization
                                 --------------


     The authorized capital stock of the Company consists of (i) 100,000,000 shares of Common Stock, of which 24,684,000 shares are issued and outstanding or authorized for issuance; and (ii) 5,000,000 shares of preferred stock of which no shares have been issued or authorized for issuance other than the Shares of Series A Preferred Stock.

     The Company has authorized the issuance of 2,400,000 A Warrants entitling the holders thereof to acquire one share of the Company's common stock at $.50 per share, at any time or from time to time during the four-year period commencing on April 23, 2003 and expiring on April 22, 2007. The A Warrants have registration rights as set forth in that certain Registration Rights Agreement between the Company and the warrantholders dated as of April 23, 2002.

     The Company has authorized the issuance of 2,400,000 B Warrants entitling the holders thereof to acquire one share of the Company's common stock at $1.00 per share, at any time or from time to time during the four-year period commencing on April 23, 2003 and expiring on April 22, 2007. The B Warrants have registration rights as set forth in that certain Registration Rights Agreement between the Company and the warrantholders dated as of April 23, 2002.

     The Company has authorized the issuance of 1,400,000 common stock purchase warrants which entitle the holders to purchase one share of the Company's common stock at $1.50 per share for a period of four (4) years commencing May 8, 2003.